LETTER OF ELECTION

The  undersigned   Subscriber   requests  BellSouth   Telecommunications,   Inc.
("Company") provide BellSouthR Primary Rate ISDN "PRI" at the central office and/or Subscriber's location(s) at

1. The Company will furnish, maintain and provide maintenance of channel services for PRI in accordance with the Company's lawfully filed tariffs. The tariffs provide the basis for this Agreement with the Subscriber. The Agreement period shall begin the day PRI service is installed.

2. The Subscriber agrees to pay Company for the provision of PRI ("Service"). The Service shall be offered for variable rate periods of 24 to 72 months. This monthly rate will continue for the elected service period and will not be subject to Company initiated change during such period.

3. Recognition of previous service will be given to the Subscriber who renews an existing contract arrangement, for the same or larger system(s) and all associated rate elements at the same location(s), provided that the length of the new contract arrangement is a minimum 24 month service period or equals/exceeds the remaining service period of the original contract arrangement, whichever is greater.

4. Recognition of previous service will be given to the month-to-month Subscriber with a service date of January 1, 1994 or later who converts to a contract arrangement, provided the minimum service period has been met. For the Subscriber whose service date is January 1, 1994 or earlier, recognition will be given for the previous service back to January 1, 1994. For the Subscriber whose service date is later than January 1, 1994, recognition for the previous service will be given back to the actual service date.

                                             -----------------------------------
                                                                      Signature

Date

                                             -----------------------------------
                                                  Printed Name           Title

5. The service period for this Agreement shall be _____________ months. This Agreement period includes months for recognition of previous service. The rates and charges, per month, for items under this Agreement are:

QUANTITY

NON-RECURRING

RECURRING

PRI ACCESS LINE

PRI INTERFACE

PRI B CHANNELS

INTEROFFICE CHANNEL

ICE-MAX ONE CALL PER TELEPHONE NUMBER

ICE-MORE THAN ONE SIMULTANEOUS CALL PER TELEPHONE NUMBER

ICE-ADDITIONAL PATHS

NEXT ROUTE INDEX-ANALOG

NEXT ROUTE INDEX-ANALOG/DIGITAL

OVERFLOW FEATURE FOR EXTENDED REACH SERVICE DEDICATED ROUTE ARRANGEMENT

6. In the event that any item of Service is terminated prior to the expiration of the service period, the Subscriber shall pay a termination liability charge as specified in the tariff.

                                             -----------------------------------
                                                                      Signature
Date

                                             -----------------------------------
                                              Printed Name         Title

7. At the expiration of the service period, the Subscriber may continue the Service according to renewal options provided under the tariff. If the Subscriber does not elect an additional service period, or does not request discontinuance of service, then the above Service will be continued at the monthly rate currently in effect for month-to-month rates. Service periods may also be renewed prior to expiration in accordance with regulations and rates in effect.

8. Suspension of service is not permitted for PRI service.

9. The Subscriber agrees to pay any added costs incurred by the Company due to a Subscriber initiated change in the location of the PRI service prior to the time it is placed in service.

10. Subject to the current provisions of applicable tariffs, the Subscriber may arrange to have existing Service under this Agreement moved within the same premises. Subscriber agrees to pay a non-recurring charge based upon the estimated cost of such arrangement without interruption or change in monthly rates.

11. Service may be transferred to another Subscriber at the same location upon prior written concurrence of the Company. The new Subscriber to whom the Service is transferred will be subject to all tariff provisions and equipment configurations currently in effect for the present Subscriber.

This Agreement is effective when executed by the Subscriber and accepted by the Company, and is subject to and controlled b the provisions of the Company's lawfully filed tariffs, including any changes therein as may be made from time to time.

Customer Name __________________________________________________________

Signature _____________________________________ Date _____________________

Printed Name __________________________________ Title _____________________

BELLSOUTH TELECOMMUNICATIONS, INC

Signature ______________________________________ Date: ____________________

Printed Name ___________________________________ Title ____________________



                                      262